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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 7, 2004

                              SiVault Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                         -------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-30711                                 98-0209119
         ------------------                   --------------------------
      (Commission File Number)             (IRS Employer Identification No.)

500 Fifth Avenue, Suite 1650, New York, New York               10110-0002
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 931-5760
                                 --------------
               Registrant's telephone number, including area code

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         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 7, 2004, the Company announced that Gilbert F. Amelio has been named Chairman of its Board effective January 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits:

ITEM 99.1.  PRESS RELEASE

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               SIVAULT SYSTEMS, INC.



                                               /s/  Wayne Taylor
                                               Wayne Taylor
                                               Interim Chief Financial Officer


Date:  December 7, 2004